                           SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the commission Only (as permitted by rule
          14a-6(e)(2))
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                   GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
              ---------------------------------------------------
               (Name of Registrant As Specified In Its Charter)


         ------------------------------------------------------------
 (Name of Person(s) Filing the Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]     No fee required.
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(I)(4)0 and
          0-11.

Title of each class of securities to which transaction applies:
                                                            ---------------
Aggregate number of securities to which transaction applies:
                                                            ---------------
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                            ---------------
Proposed maximum aggregate value of transaction:
                                                            ---------------
     Total fee paid:
                                                            ---------------

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

     Amount previously paid:
                              --------------
     Form, Schedule or Registration Statement No.:
                                               ---------------
     Filing Party:
                 ------------------------------------------------
     Date Filed:
                 ------------------------

                   GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                  22570 Markey Court, Dulles, Virginia 20166

                    _______________________________________

                          NOTICE AND PROXY STATEMENT
       For Annual Meeting of Shareholders To Be Held on January 6, 2000
                    ______________________________________

To the Shareholders:

     The 1999 Annual Meeting of the shareholders of Guardian Technologies International, Inc., will be held at the offices of the Company located at 22570 Markey Court, Dulles, Virginia 20166 on January 6, 2000, at 10:00 a.m. Eastern Savings Time, for the following purposes:

To elect five directors to serve on the Board of Directors until the next annual meeting of shareholders or until successors are duly elected and qualified;

To approve the Board of Directors' selection of Hein & Associates LLP, as the Company's independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1999;

To consider and act upon any other matters that properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the closed of business on Friday, November 19, 1999 as the record date for the determination of shareholders having the right to receive notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the offices of the Company at 22570 Markey Court, Dulles, Virginia 20166 during the ten days prior to the meeting.

     Your attention is directed to the attached Proxy Statement

                              By Order of the Board of Directors,


                              /s/ Oliver L. North
                              ---------------------------------------
                              Oliver L. North, Chairman of the Board
Dulles, Virginia
December 1, 1999

                   -----------------------------------------
                                   IMPORTANT
Shareholders are earnestly requested to DATE, SIGN and MAIL the enclosed proxy. A postage paid envelope is provided for mailing.
                  ------------------------------------------

                   GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                  22570 Markey Court, Dulles, Virginia 20166

                                PROXY STATEMENT

                        Annual Meeting of Shareholders
                                January 6, 2000


General
-------

The enclosed proxy is solicited by and on behalf of the Board of Directors of GUARDIAN TECHNOLOGIES INTERNATIONAL, INC. ("Guardian" or the "Company") for use in voting at the Annual Meeting of Shareholders to be held at the offices of the Company located at 22570 Markey Court, Dulles, Virginia 20166 on January 6, 2000, at 10:00 a.m., Eastern Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached notice.


Record Date and Share Ownership
-------------------------------

The close of business on Friday, November 19, 1999 (the "Record Date"), has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date there are 1,310,498 shares of the Company's Common Stock, par value, $.001 per share, outstanding and entitled to vote. Shareholders holding at least a majority of the outstanding shares of Common Stock represented I person or by proxy, shall constitute a quorum for the transactions of business at the Annual Meeting. Proxies received but marked abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.


Revocability of Proxies
-----------------------

Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. An appointment of proxy is revoked upon the death or incapacity of the shareholder if the Secretary or other officer of the Company who is authorized to tabulate votes receives a notice of such death or incapacity before the proxy exercises his authority under the appointment. For a description of the principal holders of such stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about December 1, 1999.


Voting and Solicitation
-----------------------

Each outstanding share of Common Stock as of the Record Date will be entitled to one (1) vote on each proposal submitted to a vote at the Annual Meeting. Assuming a quorum is present, a plurality of votes cast at the meeting in person or by proxy by the shares of Common Stock (as described above) entitled to vote in the election of directors will be required to elect each director and to ratify the selection of independent public accountants.


Broker Non-Votes
----------------

If your shares are held in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion under certain circumstances. However, brokers may vote customers' unvoted shares on certain "routine" matters, including the election of Directors and approval of auditors. Accordingly, at this year's Annual Meeting, shares held in street name and voted by your broker will be counted for purposes of establishing, and as voted in the election of Directors and approval of auditors. Proxies received but marked abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of establishing a quorum.


Matters to be Brought Before the Annual Meeting
-----------------------------------------------

The matters to be brought before the Annual Meeting include: (1) to elect five directors to serve as the Board of Directors until the next annual meeting of shareholders or until successors are duly elected and qualified; (2) to approve the Board of Directors' selection of Hein & Associates LLP, as the Company's independent public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1999; and (3) to consider and act upon any other matters that properly come before the meeting or any adjournment thereof.


                      PROPOSAL 1 - ELECTION OF DIRECTORS

The Company's Bylaws provide that the number of directors shall be determined from time to time by the shareholders or the Board of Directors, but that there shall be no less than three. Presently the Company's Board of Directors consists of five (5) members, all of whom are nominees for election at the Annual Meeting. Each director elected at the Annual Meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. A plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. Unless marked otherwise, proxies received will be voted for the election of each of the nominees named below. If any such person is unable or unwilling to serve as a director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies will be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

The nominees are as follows:

     Oliver L. North
     J. Andrew Moorer
     Herbert Jacobi
     Kevin L. Houtz
     David W. Stevens

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE TO THE BOARD OF DIRECTORS.

The following information is furnished with respect to the nominees. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals. As of the date of this statement, the directors and executive officers of the company were as follows:


          Name                Age            Position
     -------------------    --------    ------------------------

     Oliver L. North          56        Chairman of the Board and Secretary

     J. Andrew Moorer         37        Director, President and Chief
                                        Executive Officer

     Herbert M. Jacobi        60        Director and Treasurer

     Kevin L. Houtz           37        Director

     David W. Stevens         64        Director


Oliver L. North
----------------

     Oliver L. North has served as the Chairman of the Board, President and Secretary from inception. He graduated from the United States Naval Academy in June 1968 and served in the United States Marine Corps for twenty-two years. His service included a tour of duty in Vietnam where he earned a Silver Star for heroism, a Bronze Star with a "V" for valor, and two Purple Hearts for wounds in action. From 1981 through 1986, he served as a member of President Ronald Reagan's National Security Council staff and became Deputy Director of Political-Military Affairs. In this capacity, he helped plan the liberation of Grenada, the capture of terrorists who hijacked the cruise ship Achille Lauro, and the U.S. raid on Quaddafi's terrorist training camps in Libya. He retired from the Marine Corps in 1988.

J. Andrew Moorer
----------------

     J. Andrew Moorer was named Chief Operating Officer during 1998. He began his career as a Certified Public Accountant in the Audit and Emerging Business Services Group of the international accounting firm of PriceWaterhouseCoopers. Since leaving public accounting in 1987, Mr. Moorer has held various positions in finance with increasing levels of responsibility, including the position of Chief Financial Officer for several firms. Mr. Moorer received his formal education at Loyola College of Maryland.

Herbert M. Jacobi
-----------------

     Herbert M. Jacobi has been an attorney in private practice in New York, New York since 1967, specializing in securities law. Mr. Jacobi received a Bachelor of Arts degree from Columbia College in 1960 and a Juris Doctorate from Columbia Law School in 1963.

Kevin L. Houtz
--------------

     Kevin L. Houtz is the founder of Elements of Design, a full service graphic design firm located in Baltimore, Maryland. The firm, specializing in the development of corporate identity and collateral and packaging design, has served a variety of regional and national clients since its inception in 1989. Mr. Houtz graduated from the University of Maryland in 1984, receiving a Bachelor of arts degree in Visual Arts/Design.

David W. Stevens
----------------

     David W. Stevens has been the CEO of several public and private companies for the past twenty-four years. His assignments have focused on restructuring and turnaround situations in the manufacturing, defense electronics and engineering services industries. Mr. Stevens is also a consultant to the International Finance Corporation of the World Bank Group in organizational development. At present, Mr. Stevens is Chief Operational Officer of Hargrove, Inc., a company specializing in exhibits and special events.

                      MEETINGS OF THE BOARD OF DIRECTORS
                              AND ITS COMMITTEES

The Company's Board of Directors held forty (40) duly noticed meetings during fiscal year 1998. Each Director attended (or otherwise participated in) at least 75% of the Company's special and regular meetings of the Board of Directors.

COMPENSATION COMMITTEE. The Company maintained a standing Compensation Committee, which reviews all aspects of compensation of officers of the Company and determines or makes recommendations on such matters to the full Board of Directors. During 1998, the Compensation Committee consisted of Hugh
M. Sawyer, Travis Y. Green and Herbert M. Jacobi. Steven G. Calandrella served on the committee until November of 1998, at which time he resigned and was replaced by Joseph F. Fernandez. The Compensation Committee will be restaffed after the shareholders' meeting.

AUDIT COMMITTEE. The Audit Committee selects the independent auditors and represents the Board of Directors in evaluating the quality of the Company's financial reporting process and internal financial controls through consultations with the independent auditors, internal management and the Board of Directors. During 1998, the Audit Committee consisted of Oliver L. North, Travis Y. Green and John C. Power. The Audit Committee will be restaffed after the shareholders' meeting.

OTHER COMMITTEES. The Company does not maintain a standing nominating committee or other committees performing similar functions. Nominations of persons to be directors are considered by the full Board of Directors.


                            EXECUTIVE COMPENSATION

This section contains charts that show the amount of compensation earned by the Company's Chief Executive Officer and by the four other most highly paid executive officers.


                            Summary Compensation Table


                                                        Long-Term Compensation
                                                        ----------------------
                    Annual Compensation                     Awards    Payouts
                    -------------------                     ------    -------
Name and                                               Restricted   Securities
Principal                              Other Annual      Stock      Underlying   LTIP     All Other
Position(1)    Year    Salary  Bonus   Compensation      Awards     Options/SARs Payouts  Compensation
-------------  -----   ------  -----   ------------    ----------   ------------ -------  ------------
Oliver L. North, 1998  -0-     -0-     -0-             -0-          -0-          -0-        -0-
Chairman and   1997    $16,014 -0-     -0-             -0-          -0-          -0-        -0-
Secretary      1996    $113,740 -0-    -0-             -0-          -0-          -0-        -0-

Joseph F.      1998    -0-     -0-     -0-             -0-          -0-          -0-        -0-
Fernandez,     1997    -0-     -0-     -0-             -0-          -0-          -0-        -0-
Vice President 1996    $117,074 -0-    -0-             -0-          -0-          -0-        -0-


1. J. Andrew Moorer is not a "named executive officer" as he did not become CEO until February 1999, nor did he earn a combined salary of $100,000 in any preceding year.

2.   Oliver L. North was CEO from the Company's inception until February of
     1999.


                     Option/SAR Grants in the Last Fiscal Year

     The following table provides information on option grants during the year ended December 31, 1998 to the named executive officers:


              Number of          Percent of
              Securities       Total Options/    Market
              Underlying       SARs Granted to    Price
             Options/SARs        Employees In    on Date    Exercise Price  Expiration
Name           Granted           Fiscal Year     of Grant   (Per Share)       Date
-----------    -------         ---------------   --------    --------------  ----------

Oliver L.
North          55,000             18%            --------        $2.50        1/28/2000

Joseph F.
Fernandez      40,000             13%            --------        $2.50         1/28/2000



          Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End
                                 Option/SAR Values

     The following table provides information on the value realized by the exercise of options by the named executive officers during 1998 and the value of the named executive officer's unexercised options at December 31, 1998.


                                             Number of Securities         Value of Unexercised
                                             Underlying Unexercised          In-The-Money
                                             Options/SARs at Fiscal       Options/SARs at Fiscal
                                                 Year-End                    Year-End
                                             ----------------------       ----------------------
Name      on Exercise   Realized       Exercisable     Unexercisable    Exercisable    Unexercisable
--------- -----------   --------       -----------     -------------    -----------    -------------
Oliver L.
North          -0-         -0-         55,000

Joseph F.
Fernandez      20,000    $3,750        20,000


(1) Options are considered "in the money" if the fair market value of the underlying securities exceeds the exercise price of the options. At December 31, 1998, none of the options held by the Named Executive Officers were in the money.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company directors and executive officers, and person who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's Common Stock and other equity securities. Officers, directors and greater than 10% shareholders are required by SEC Regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 1998 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owners.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT

To the Company's knowledge, the following table sets forth information regarding ownership of the Company's outstanding Common Stock on November 19, 1999 by (I) beneficial owners of more than 5% of the outstanding shares of Common Stock; (ii) each director and each executive officer; and (iii) all directors and executive officers as a group. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment powers with respect to the stock listed.


                                             Amount and Nature
                      Name and Address       of Beneficial         Percent
Title of Class      of Beneficial Owner      Ownership(1)        of Class(2)
--------------      -------------------      -----------------   -----------

Common Stock        J. Andrew Moorer
                    4528 E. Duane Lane
                    Cave Creek, AZ 85331      217,990(3)           15.8%

Common Stock        Oliver L. North
                    Rt. 1, Box 560
                    Bluemont, VA 20135         55,000(4)            0.4%

Common Stock        Joseph F. Fernandez
                    9542 Whitecedar Court
                    Vienna, VA 22181          114,355(5)            8.6%

Common Stock        Herbert M. Jacobi
                    8 West 38th Street
                    New York, NY 10018         20,000(6)            1.5%

Common Stock        Kevin L. Houtz
                    3000 Chestnut Ave.
                    Suite 343D
                    Baltimore, MD 21211        66,000               5.0%

Common Stock        David W. Stevens
                    312 Greenwood Point Rd.
                    Grasonville, MD 21638            -0-              -0-

All Officers and Directors as a Group
(6 persons)(7)                                473,345              32.0%


(1) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option or warrant.

(2) In calculating percentage ownership, all shares of Common Stock that the named stockholder has the right to acquire within 60 days upon exercise of any option or warrant are deemed to be outstanding for the purpose of calculating the percentage of Common Stock owned by such stockholder, but are not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other stockholder. Shares and percentages beneficially owned are based upon 1,310,498 shares outstanding on November 19,1999.

(3) Includes 70,000 shares purchasable upon exercise of options. Also includes 57,990 shares that were optioned to Moorer by North, and which Moorer holds voting proxy over.

(4) Includes 55,000 shares purchasable upon exercise of options. Excludes 57,990 shares that North optioned to Moorer, over which Moorer holds voting proxy.

(5) Includes 20,000 shares purchasable upon the exercise of options. Represents 94,355 shares owned by Charles Anthony Gidden Fernandez; 13,334 shares owned by Dale Gidden Fernandez; 1,017 shares owned by John David Gidden Fernandez; 13,334 shares owned by Joseph Culver Gidden Fernandez; 13,334 shares owned by Michael Louis Gidden Fernandez; 13,334 shares owned by Dale Gidden Fernandez C/F Andrew Francis Gidden Fernandez; 13,334 shares owned by Catherine Marie Gidden Fernandez Gros; 13,334 shares owned by Elizabeth Anne Gidden Fernandez. Notwithstanding the foregoing, Mr. Fernandez continues to retain voting control over all shares owned by Mr. Fernandez' children.

(6) Consists exclusively of 20,000 shares purchasable upon exercise of options.

(7)  Includes Messrs. Moorer, North, Fernandez, Jacobi, Houtz and Stevens.


          PROPOSAL 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors of the Company has selected Hein & Associates LLP, as the independent public accountants for the Company to audit its consolidated financial statements for the fiscal year ending December 31, 1999. Representatives of Hein & Associates LLP will be present, telephonically, at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of Hein & Associates LLP as the Company's independent public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL 1999.


                                 OTHER MATTERS

     Management knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the person named in the enclosed form of Proxy will vote such Proxy in accordance with his judgment.


                           PROPOSALS BY SHAREHOLDERS

     Any shareholder desiring to have a proposal included in our proxy statement for our 2000 Annual Meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934) to our principal executive offices not later than February 28, 2000.


                                 ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as filed with the SEC, may be obtained by shareholders without charge by written request to Guardian Technologies International, Inc., 22570 Markey Court, Dulles, Virginia 20166.


                               By Order of the Board of Directors



                               /s/ Oliver L. North
                               ------------------------------------------
                               Oliver L. North, Chairman of the Board

Dated: November 26, 1999

                   GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints J. Andrew Moorer and Oliver L. North with full power of substitution, the true and lawful attorney and proxy of the undersigned, to attend the Annual Meeting of the Shareholders of GUARDIAN TECHNOLOGIES INTERNATIONAL, INC. to be held at the offices of the company located at 22570 Markey Court, Dulles, Virginia 20166, on January 6, 2000 at 10:00 a.m., local time, and any adjournments thereof, and to vote the shares of Guardian common stock standing in the name of the undersigned, as directed below, with all the powers the undersigned would possess if personally present at the meeting.

     Proposal No. 1: To elect five (5) directors to the Company's Board to serve for the next year or until their successors are elected.

     Nominees: J. ANDREW MOORER, OLIVER L. NORTH, HERBERT M. JACOBI, KEVIN L.
               HOUTZ AND DAVID W. STEVENS

     ----- VOTE for all nominees except those whose names are written on the line provided below (if any).

     -----     VOTE WITHHELD on all nominees

     Proposal No. 2: To approve the Board of Directors' selection of Hein & Associates LLP, as the Company's independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1999.

     -----     VOTE for approval of Hein & Associates LLP

     -----     VOTE WITHHELD on approval of Hein & Associates LLP

     PLEASE PROMPTLY DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

This proxy will be voted in accordance with the directions indicated herein. If no specific directions are given, this proxy will be voted for approval of all nominees listed herein, for approval of the proposals listed herein and, with respect to any other business as may properly come before the meeting, in accordance with the discretion of the proxies.

     DATED:
           ------------------------

                               ---------------------------------------
                               (Signature)

                               When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both joint tenants sign.